EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Triangle Alternative Network Incorporated (the "Company") on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Lyle J Mortensen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2010
/s/ Lyle J. Mortensen

By: Lyle J. Mortensen
Its: Chief Executive Officer